EXHIBIT 99.1

Interactive Offers LLC

Financial Statements

Years Ended December 31, 2020 and 2019

Interactive Offers LLC

Financial Statements

Years Ended December 31, 2020 and 2019

C O N T E N T S

Page

Independent Auditor’s Report	2

Financial Statements

Balance Sheets	3
Statements of Operations	4
Statements of Members’ Capital (Deficit)	5
Statements of Cash Flows	6
Notes to Financial Statements	7-10

Supplementary Information
Schedules of General and Administrative Expenses	11
Schedules of Commission Revenue and Related Cost of Sales	12

Report of Independent Registered Public Accounting Firm

To the shareholders and the board of directors of Interactive Offers LLC

Opinion on the Financial Statements

We have audited the accompanying balance sheets of Interactive Offers LLC as of December 31, 2020 and 2019, the related statements of operations, stockholders' equity (deficit), and cash flows for the years then ended, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2020 and 2019, and the results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States.

Substantial Doubt about the Company’s Ability to Continue as a Going Concern

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has suffered recurring losses from operations and has a significant accumulated deficit. In addition, the Company continues to experience negative cash flows from operations. These factors raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Company's financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

/S/ BF Borgers CPA PC

BF Borgers CPA PC

We have served as the Company's auditor since 2021

Lakewood, CO

December 30, 2021

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Interactive Offers LLC

Balance Sheets

	December 31,
	2020	2019
ASSETS

CURRENT ASSETS
Cash and cash equivalents	$372,700	$695,934
Accounts receivable	-	3,065

OTHER CURRENT ASSETS
Prepaid expenses and other assets	219,923	-

PROPERTY AND EQUIPMENT
Computer equipment	1,390	-
Less accumulated depreciation	(1,390)	-
Net property and equipment	-	-

TOTAL ASSETS	$592,623	$698,999

LIABILITIES AND MEMBERS' CAPITAL (DEFICIT)

CURRENT LIABILITIES
Accounts payable	$219,085	$262,148
Accrued expenses and other current liabilities	49,137	10,705
Due to officers, short-term	151,000	-
Paycheck Protection Program ("PPP") loan payable, current portion	4,438	-
Total current liabilities	423,660	272,853

NON-CURRENT LIABILITIES
Due to officers	519,000	-
Paycheck Protection Program ("PPP") loan payable, net of current portion	7,159	-
Total non-current liabilities	526,159	-

TOTAL LIABILITIES	949,819	272,853

MEMBERS' CAPITAL (DEFICIT)	(357,196)	426,146

TOTAL LIABILITIES AND MEMBERS' CAPITAL (DEFICIT)	$592,623	$698,999

 See Accompanying Notes to Financial Statements.

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Interactive Offers LLC

Statements of Operations

	Years Ended December 31,
	2020	2019

COMMISSION REVENUE, NET OF COST OF SALES	$1,790,714	$1,255,131

GENERAL AND ADMINISTRATIVE EXPENSES	2,683,937	1,457,868

Net (loss) from operations	(893,223)	(202,737)

OTHER INCOME
PPP loan forgiveness	109,881	-

Net (loss)	$(783,342)	$(202,737)

 See Accompanying Notes to Financial Statements.

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Interactive Offers LLC

Statements of Members’ Capital (Deficit)

	Years Ended December 31,
	2020	2019

MEMBERS' CAPITAL (DEFICIT), beginning of year	$426,146	$(5,137)

Net (loss)	(783,342)	(202,737)

Contributions from members	-	800,000

Distributions to members	-	(165,980)

MEMBERS' CAPITAL (DEFICIT), end of year	$(357,196)	$426,146

See Accompanying Notes to Financial Statements.

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Interactive Offers LLC

Statements of Cash Flows

	Years Ended December 31,
	2020	2019
CASH FLOWS PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net (loss)	$(783,342)	$(202,737)
Adjustments to reconcile net (loss) to net cash
provided by (used for) operating activities
Depreciation	1,390	-
(Increase) decrease in assets
Accounts receivable	3,065	(3,065)
Prepaid expenses and other assets	(219,923)	-
Increase (decrease) in liabilities
Accounts payable	(43,063)	69,148
Accrued expenses and other current liabilities	38,432	(25,319)
Due to officers	670,000	-
	(333,441)	(161,973)

CASH FLOWS PROVIDED BY (USED FOR) INVESTING ACTIVITIES
Purchase of property and equipment	(1,390)	-
	(1,390)	-

CASH FLOWS PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Distributions to members	-	(115,980)
Contributions from members	-	800,000
Advances on Paycheck Protection Program ("PPP") loan payable	11,597	-
	11,597	684,020

Net increase (decrease) in cash and cash equivalents	(323,234)	522,047

CASH AND CASH EQUIVALENTS, beginning of year	695,934	173,887

CASH AND CASH EQUIVALENTS, end of year	$372,700	$695,934

SUPPLEMENTAL DISCLOSURE OF NONCASH INVESTING AND
FINANCING ACTIVITIES
Member loan taken as distribution	$-	$(50,000)

See Accompanying Notes to Financial Statements.

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Interactive Offers LLC

Notes to Financial Statements

Years Ended December 31, 2020 and 2019

Note 1 - Organization and Summary of Significant Accounting Policies

a. Nature of Business

Interactive Offers LLC (the “Company”) is CPC (cost per click) platform that connects publishers and advertisers together. The platform consists of several campaigns where advertisers bid the amount they would like to offer a publisher, who can then choose to accept the offer or not. The platform provides advertisers options for Dedicated/Sponsorship Emails, SMS (text), Push, Co-Registration, and Display campaigns. Push notifications are automated messages sent by a publisher to a user when they are browsing other sites online. The Company’s office is located in Florida.

b. Accounting Policy

The financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) as detailed in the Financial Accounting Standards Codification Topic 606, Revenue from Contracts with Customers, (“ASC 606”).

c. Revenue Recognition

The Company’s performance obligation is to arrange for Creative Campaigns be available to publishers via the Interactive Offers Network. The Company posts available Campaigns/Creative on their website, which Publishers can view via their dashboard associated with their account. The listings display the number of clicks or other actions the Advertiser is willing to pay to achieve, along with the amount the Advertiser is offering to pay per click or other action. Publishers select an available Campaign and are given a 48-hour window in which to publish/distribute emails or text messages containing the Creative associated with the Campaign. The Company does not obtain control of a good or service before that good or service is transferred to the customer and splits the fees charged to advertisers 70/30 (Publisher/Interactive Offers, LLC) with the publisher. The Company satisfies its performance obligation and earns a commission revenue as the “Click” or other action is taken. As the Company is acting as an agent its commission is the net amount of consideration that it retains after paying the Publisher’s the consideration received in exchange for publishing the Campaigns/Creative. The Company does not offer volume rebates, chargebacks, or any other type of discount for their sales or services.

d. Cash and Cash Equivalents

The Company considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents.

e. Advertising and Promotion

The Company’s policy is to expense all advertising costs as incurred. Advertising and promotion expense for the years ended December 31, 2020 and 2019, was $11,111 and $47,182, respectively.

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Interactive Offers LLC

Notes to Financial Statements

Years Ended December 31, 2020 and 2019

Note 1 - Organization and Summary of Significant Accounting Policies - Continued

f. Income Taxes

The Company, beginning in December 2019 elected to be taxed as a partnership under the Internal Revenue Code. Prior to the corporate restructuring which caused the conversion the Company was taxed as an S Corporation. No provision for federal, state, or local income taxes is made in the accounts of the Company, as any resulting tax liabilities are those of the member. The member is responsible for reporting its allocable share of the Company’s income, deductions, gains, losses, and credits. Further, the member’s capital account reflected in the accompanying financial statements may differ from amounts reported in the Company’s federal income tax return due to differences in accounting methods adopted for financial and tax reporting purposes.

GAAP requires management to evaluate tax positions taken by the Company and recognize a tax liability if the Company has taken an uncertain position that more likely than not would not be sustained upon examination by taxing authorities. Management evaluated the Company's tax positions and concluded that the Company had taken no uncertain tax positions that require adjustment to the financial statements to comply with the provisions of this guidance.

g. Paycheck Protection Program (“PPP”) Loan and Forgiveness

The Company has elected, based upon guidance of the American Institute of Certified Public Accountants (“AICPA”), to follow IAS 20 Accounting for Government Grants, to account for the PPP loan. The standard allows that the Company recognize government grants only when there is reasonable assurance that the Company will comply with the conditions attached to them and the grants will be received. Government grants recognized in income as a systematic basis over the periods in which the Company recognized the expenses as related costs for which the grants are intended to compensate. Prior to all expenses being incurred, the PPP loan would be reported as deferred income liability and released over time as the qualifying expenses are incurred. The forgiveness will be reported as other income for portion expected to be forgiven and a loan payable for the amount expected to be paid back.

h. Pending Pronouncements

In February 2016, the Financial Accounting Standards Board (“FASB”) issued ASU 2016-02, Leases (Topic 842). The guidance in this ASU supersedes the leasing guidance in Topic 840, Leases. Under the new guidance, lessees are required to recognize lease assets and lease liabilities on the balance sheet for all leases with terms longer than 12 months. Leases will be classified as either finance or operating, with classification affecting the pattern of expense recognition in the income statement. The new standard is effective for fiscal years beginning after December 15, 2021, and interim periods within fiscal years beginning after December 15, 2022. A modified retrospective transition approach is required for lessees for capital and operating leases existing at, or entered into after, the beginning of the earliest comparative period presented in the financial statements, with certain practical expedients available.

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Interactive Offers LLC

Notes to Financial Statements

Years Ended December 31, 2020 and 2019

Note 1 - Organization and Summary of Significant Accounting Policies - Continued

i. Subsequent Events

On April 3, 2021, Interactive Offers LLC repurchased membership interests from one of its investors. The Company paid them $100,000 with two additional payments of $95,000. The first payment is due on November 3, 2021 and the second payment is due on April 3, 2022. The investor’s ownership interest of 20% is now owned by Interactive Offers LLC.

On May 7, 2021, Interactive Offers LLC entered into an agreement with an investor, subject to certain conditions, whereby the Company will merge with this investor. The new combined Company will aim to issue 70% of the outstanding shares and the Company’s shareholders will aim to retain 30% of outstanding shares. The combined Company will have two members appointed by the investor and three members appointed by Interactive Offers LLC.

The Company has evaluated subsequent events for potential recognition or disclosure through August 16, 2021, the date the financial statements were available to be issued.

Note 2 - Paycheck Protection Program (“PPP”) Loan Payable

In April 2020, the Company (the “Borrower”), was granted a loan (the "Loan") from Bank of America in the aggregate amount of $121,478 pursuant to the Paycheck Protection Program (the "PPP") under Division A, Title I of the Coronavirus Aid, Relief, and Economic Security (“CARES”) Act, which was enacted March 27, 2020.

The Loan is in the form of a note dated April 14, 2020 issued by the Borrower and matures on Mach 14, 2022 and bears interest at a rate of 1% per annum. Pursuant to the CARES Act and the subsequent update under the Paycheck Protection Program Flexibility Act of 2020 (“Flexibility Act”), the Company has a period of ten months after the end of the loan forgiveness covered period to apply for forgiveness. In accordance with the Flexibility Act, the Company elected the 24-week loan forgiveness covered period which begins on the date the lender disbursed the PPP funds. Payments of principal and interest on the Loan are deferred during the ten-month period.

Funds from the Loan may only be used for qualified expenses which include payroll costs, costs used to continue group health care benefits, mortgage payments, rent, utilities, and interest on other debt obligations incurred before February 15, 2020. The Consolidated Appropriations Act of 2021 signed into law on December 27, 2020 expanded those eligible costs to include covered operations expenditures, covered property damage costs, covered supplier costs, and covered worker protection expenditures. In accordance with the CARES Act and the PPP, if the loan proceeds are fully utilized to pay for qualified expenses, the full principal amount of the Loan, along with any accrued interest, may qualify for loan forgiveness, subject to potential reduction based on termination of full-time employees or decrease in salaries during the covered period.

The Company has submitted for forgiveness and received forgiveness on qualified expenses. The Company has recorded $109,881 as other income and $11,597 as a loan payable. The Small Business Administration (“SBA”) reserves the right to audit these expenses for up to six years.

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Interactive Offers LLC

Notes to Financial Statements

Years Ended December 31, 2020 and 2019

Note 3 - Due to Officers

On January 1, 2020 employment and board member agreements were made with four individuals. These individuals have deferred their salaries and the amounts they are due have been recorded as debt. Payments will be based on the Company’s available cashflow and therefore has be classified as long-term debt. As of the date the financial statements were made available to be issued $151,000 has been repaid.

Note 4 - Lease Commitments

The Company leases office space in Boca Raton, FL. The lease includes payment for common area utilities and related sales and occupancy taxes. The current lease expires December 31, 2021. Total future maturities of lease commitments are:

2021	$37,295

Note 5 - Related Party Transactions

During 2020 and 2019, the Company paid $430,014 and $255,836 to a party related through common ownership as a reimbursement for outside labor.

The Company pays a management fee of $24,000 a month to a party related through common ownership. During 2020 and 2019, these expenses totaled $288,000 and $24,000, respectively.

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Interactive Offers LLC

Supplementary Information – Schedules of General and Administrative Expenses.

	Years Ended December 31,
	2020	2019

Officers' salaries	$670,000	$202,500
Office salaries	439,306	273,570
Payroll taxes and employee benefits	38,254	36,248
Outside labor	477,951	286,839
Professional fees	103,340	57,510
Office expenses	193,376	66,090
Travel	67,538	154,010
Rent	26,162	36,752
Advertising	11,111	47,182
Meals and entertainment	3,995	3,903
Bank charges	7,995	8,609
Insurance	25,871	31,596
Tradeshow expense	2,488	49,847
Recruitment expense	26,616	15,204
Telephone	4,182	5,045
Subcontracted Services	405,370	158,569
Commissions	52,518	4,000
Depreciation	1,390	-
Miscellaneous	126,474	20,394

	$2,683,937	$1,457,868

See Independent Auditor’s Report.

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Interactive Offers LLC

Supplementary Information - Schedules of Commission Revenue and Related Cost of Sales

	Years Ended December 31,
	2020	2019

MARKETING INCOME	$5,746,214	$5,213,724

COST OF SALES	3,955,500	3,958,593

Net commission revenue	$1,790,714	$1,255,131

See Independent Auditor’s Report.

Page 12